PRUDENTIAL INVESTMENT PORTFOLIOS 8

PGIM Securitized Credit Fund

(the “Fund”)

Supplement dated November 15, 2023, to the Fund's Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information (SAI)

You should read this Supplement in conjunction with the Fund's Summary Prospectus, Prospectus and SAI, as applicable, and retain it for future reference.

Mr. Jung-Chiang Thomas Chang will retire from the Fund’s portfolio management team effective on or about December 31, 2023.

To reflect this change, the sections of the Fund’s Prospectus entitled “Fund Summary – Management of the Fund” and “How the Fund is Managed – Portfolio Managers” and the section of the Fund’s SAI entitled “Management & Advisory Arrangements – The Fund’s Portfolio Managers” are hereby revised by adding the following footnote with respect to Mr. Chang:

“*Mr. Chang will retire from the Fund’s portfolio management team effective on or about December 31, 2023.”

LR1463